Preferred, Common Stock and Additional paid in capital	6 Months Ended
Jun. 30, 2018
Stockholders' Equity Note [Abstract]
Preferred, Common Stock and Additional paid in capital

8.       Preferred and Common Shares and Additional Paid-in Capital:

Details of the Company’s Preferred and Common Shares are discussed in Note 9 of the Company’s consolidated financial statements for the year ended December 31, 2017, included in the 2017 Annual Report.

Equity offerings: On February 2, 2017, the Company completed a private placement of 6,310,272 common shares, at a price of $8.154 per share (the “February 2017 Private Placement”), raised for general corporate purposes. The aggregate proceeds to the Company, net of private placement agent’s fees and expenses, were approximately $50,597. One of the Company’s significant shareholders, Oaktree and its affiliates, purchased a total of 3,244,292 of the common shares in the February 2017 Private Placement.

On June 29, 2018, a fund affiliated with Oaktree Capital Management, L.P. completed an underwritten offering of 5,000,000 common shares of the Company at a price of $13.10 per share. The Company did not sell any common shares and did not receive any proceeds as a result of this offering. However, the Company incurred in connection with this secondary offering, pursuant to the Company’s registration rights agreement (described in our Annual Report), offering expenses of $439 which are separately presented in the accompanying unaudited interim condensed consolidated statement of stockholders’ equity for the six-month period ended June 30, 2018.